Mainland China Contribution Plan And Profit Appropriation	12 Months Ended
Dec. 31, 2013
Mainland China Contribution Plan And Profit Appropriation
Mainland China Contribution Plan And Profit Appropriation

10.  Mainland China Contribution Plan And Profit Appropriation

Full time employees of the Group in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total accumulated monthly contributions for such employee benefits were RMB39,347, RMB44,596 and RMB51,875 ($8.6 million) for the years ended December 31, 2011, 2012 and 2013, respectively. The Group has no ongoing obligation to its employees subsequent to its contributions to the PRC plan.